                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): May 26, 2000


                           METRO-GOLDWYN-MAYER INC.
            (Exact name of registrant as specified in its charter)

            DELAWARE                          1-13481                    95-4605850
  (State or other jurisdiction              (Commission               (I.R.S. Employer
of incorporation or organization)           File Number)             Identification No.)

         2500 Broadway Street, Santa Monica, CA             90404
        (Address of Principal Executive Offices)          (Zip Code)


                                (310) 449-3000
              ---------------------------------------------------
             (Registrant's telephone number, including area code)

                                     None
         -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events

     Attached hereto as Exhibit 5 and incorporated by reference herein is the opinion of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP, given in connection with the offer and sale by registrant Metro-Goldwyn-Mayer Inc. of up to 4,890,000 shares of its Common Stock, $0.01 par value per share. These shares are the subject of the registrant's Registration Statement on Form S-3 (File No. 333-35950), as amended.


Item 7.  Exhibits

Exibit No.    Description
----------    -----------

5             Opinion of Christensen, Miller, Fink, Jacobs, Glaser, Weil &
              Shapiro, LLP

23.1 Consent of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP (set forth as part of Exhibit 5)
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     METRO-GOLDWYN-MAYER INC.


Date: May 31, 2000                   By: /s/ Daniel J. Taylor
                                        -----------------------------------
                                           Name:  Daniel J. Taylor
                                           Title: Chief Financial Officer